SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): January 15, 2003
MODINE MANUFACTURING COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation	1-1373 (Commission File Number)	39-0482000 (I. R. S. Employer Identification No.)

1500 DeKoven Avenue, Racine, Wisconsin                               53403
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code          (262) 636-1200

                                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

An Exhibit Index appears on Page 2 herein.

Item 5.        Other Information.

        On January 15, 2003, Modine Manufacturing Company's Board of Directors announced the promotion of David B. Rayburn to President and Chief Executive Officer, and elected him to serve as a new director of the corporation, expanding the number of board members from nine to ten. The Company has amended its by-laws, consistent with these changes.

        Copies of the Company's revised by-laws, and the news release announcing Mr. Rayburn's promotion and election are attached hereto as Exhibits 3.1 and 20.

Item 7.        Financial Statements and Exhibits.

              (c)         Exhibits.

Reference Number
per Item 601 of
Regulation S-K                                                                                               Page

        1                       Not applicable.

        2                       Not applicable.

       *3.1                    Modine Manufacturing Company
                                  By-laws, amended January 15, 2003

        16                     Not applicable.

        17                     Not applicable.

        *20                  News Release of Modine Manufacturing
                                  Company dated January 15, 2003.

        23                     Not applicable.

        24                     Not applicable.

        27                     Not applicable.

*Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2003.

                                                        MODINE MANUFACTURING COMPANY

                                                        By: /s/ D. B. Rayburn
                                                        D. B. Rayburn, President
                                                        and Chief Executive Officer